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                                                            Exhibit 10(i)(D)(1)

                 MODIFICATION AND EXTENSION OF CREDIT AGREEMENT

         This MODIFICATION AND EXTENSION OF CREDIT AGREEMENT (this "AGREEMENT") dated as of the 14 day of April, 2000, between ALEXANDER'S, INC., a Delaware corporation, having an address at c/o Vornado Realty Trust, Park 80 West, Plaza II, Saddle Brook, New Jersey 07663 ("BORROWER") and FIRST UNION NATIONAL BANK (formerly known as First Fidelity Bank, National Association), having an address at 550 Broad Street, Newark, New Jersey 07102 ("LENDER").

                                R E C I T A L S:

         WHEREAS, Lender is the current holder of that certain Promissory Note dated March 15, 1995 in the original principal amount of $20,000,000.00 made by Borrower to Lender (as amended by the Note Modification and Extension Agreement dated as of March 29, 1999 between Borrower and Lender and as further modified by Note Modification and Extension Agreement of even date herewith, referred to herein as the "NOTE"), which was executed and delivered in substitution for the Promissory Note dated March 15, 1995 in the original principal amount of $30,000,000.00, pursuant to the Note and Mortgage Modification and Severance Agreement dated June 18, 1998 by and among Alexander's of Fordham Road, Inc., Alexander's, Inc., Alexander's of Third Avenue, Inc., Alexander's Rego Park Center, Inc., Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc., Alexander's of Brooklyn, Inc., Alexander's Department Stores of New Jersey, Inc. and First Union National Bank ;

         WHEREAS, the Note was made pursuant to that certain Credit Agreement between Borrower and Lender dated March 15, 1995 ("ORIGINAL CREDIT AGREEMENT"), which Credit Agreement was amended by (i) letter agreement dated March 29, 1995 between Lender and Borrower, (ii) two letter agreements between Lender and Borrower, each dated March 24, 1997, (iii) Modification and Extension of Credit Agreement dated as of March 15, 1998 between Borrower and Lender, (iv) Modification of Credit Agreement dated as of June 18, 1998 between Borrower and Lender and (v) Modification and Extension of Credit Agreement dated as of March 29, 1999 (the "1999 CREDIT AGREEMENT MODIFICATION") between Borrower and Lender (such Original Credit Agreement, as so modified, the "CREDIT AGREEMENT"), which Note evidences a loan in the original principal amount of $30,000,100.00 (the "LOAN") made by Lender to Borrower;

         WHEREAS, the Note is secured by, inter alia, (A) those certain Mortgages, Assignments of Leases, Security Agreements and Fixture Filings, each dated March 15, 1995 (as heretofore amended, collectively, the "MORTGAGES"), in the original principal amount of $30,000,100.00 (except for the 59th Street Mortgage) and given by (i) Alexander's of Fordham Road, Inc. to Lender and recorded on March 22, 1995 in the Office of the City Register, Bronx County in Reel 1310, Page 68, (ii) Alexander's, Inc. to Lender and recorded on March 22, 1995 in the Office of the City Register, Bronx County in Reel 1310, Page 1,
(iii) Seven Thirty One Limited Partnership ("59TH STREET OWNER") to Lender (original principal amount of $30,000,000.00) and recorded on March 20, 1995 in the Office of the City Register, New York County in Reel 2192, Page 1291(the "59TH STREET MORTGAGE"), (iv) Alexander's, Inc. to Lender and recorded on March 17, 1995 in the Office of the City Register, Queens County in Reel

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4088, Page 615, (v) Alexander's, Inc. to Lender and recorded on March 17, 1995 in the Office of the City Register, Queens County in Reel 4088, Page 659 and
(vi) Alexander's Department Stores of New Jersey, Inc. to Lender and recorded on March 17, 1995 in the Office of the County Clerk, Bergen County, New Jersey in Book 8953, Page 802 and (B) those certain Assignments of Leases and Rents, each dated March 15, 1995, which are identified on Schedule A annexed hereto and made a part hereof (the "ASSIGNMENTS OF LEASES AND RENTS"); and

         WHEREAS, the Note and the Loan are guaranteed by certain wholly owned subsidiaries of Borrower and the 59th Street Owner pursuant to the following documents: (i) that certain Guaranty of Payment in favor of Lender dated as of March 15, 1995 ("1995 GUARANTY") made by Alexander's of Fordham Road, Inc., Alexander's of Rego Park, Inc., Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Alexander's of Third Avenue, Inc., Alexander's of Flushing, Inc., Alexander's Department Stores of New Jersey, Inc. and Alexander's Department Stores of Lexington Avenue, Inc. (collectively, the "1995 GUARANTORS") and the 1998 Released Guarantors (as hereinafter defined) and (ii) that certain Guaranty dated as of March 29, 1999 made by the 59th Street Owner (the "1999 GUARANTOR") in favor of Lender (the "1999 GUARANTY" and together with the 1995 Guaranty and the 1999 Guaranty, collectively, the "GUARANTY"); and

         WHEREAS, Alexander's Rego Park Center, Inc. (the "1997 GUARANTOR") executed a Guaranty of Payment in favor of Lender dated March 24, 1997 (the "1997 GUARANTY"), which 1997 Guaranty was later released pursuant to a letter agreement by and among Borrower, Lender, Alexander's Rego Park Center, Inc., Alexander's of Rego Park, Inc. and others dated May 12, 1999, which letter agreement also confirmed the release of Alexander's of Rego Park, Inc. from the 1995 Guaranty (Alexander's Rego Park Center, Inc. and Alexander's of Rego Park, Inc., collectively, the "1999 RELEASED GUARANTORS");

         WHEREAS, pursuant to a certain Modification and Reaffirmation of Guaranty dated as of June 18, 1998, Alexander's of Brooklyn, Inc., Alexander's Department Stores of Brooklyn, Inc. and ADMO Realty Corp.(collectively, the "1998 RELEASED GUARANTORS") were released as guarantors under the 1995 Guaranty;

         WHEREAS, the 1995 Guarantors and the 1999 Guarantor, with the exclusion of the 1998 Released Guarantors and the 1999 Released Guarantors, collectively referred to herein as the "GUARANTORS;" and

         WHEREAS, Borrower has requested that Lender extend and modify the Loan as provided in this Agreement and to amend the terms of the Credit Agreement and Lender is willing, subject to the terms and conditions hereinafter set forth, to extend and modify the Loan in the manner hereinafter provided; and

         WHEREAS, as a condition to Lender executing and delivering this Agreement, Lender has required that Guarantors reaffirm the Guaranty and amend the Guaranty to cover all obligations of Borrower to Lender, as modified by this Agreement, and the Guarantors have agreed to reaffirm the Guaranty as hereinafter provided; and

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         WHEREAS, Borrower and Alexander's Department Stores of Lexington
Avenue, Inc. ("ALEX-LEX") executed a certain Pledge Agreement dated as of March 15, 1995 by and among Borrower, Alex-Lex and Lender (as modified by the 1999 Credit Modification Agreement, the "PLEDGE AGREEMENT"), to further secure the Note and the Loan;

         WHEREAS, as a condition to Lender executing and delivering this Agreement, Lender has required that Alex-Lex and Borrower reaffirm the Pledge Agreement and Alex-Lex and Borrower have agreed to reaffirm and amend the Pledge Agreement as hereinafter provided.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. EXTENSION OF MATURITY DATE. The definition of "Maturity Date" appearing on page 8 of the Credit Agreement is hereby deleted in its entirety and replaced by the following definition:

         "'Maturity Date' means MARCH 15, 2001."

     2.  CHANGE IN INTEREST RATE.

         a. Section 2.04(a) appearing on page 14 of the Original Credit Agreement was amended and replaced as set forth in Paragraph 2.a. of the 1999 Credit Agreement Modification. Such revised Section 2.04(a) as set forth in the 1999 Credit Agreement Modification is hereby deleted in its entirety and replaced by the following new Section 2.04(a):

     "(a) Ordinary Interest. The Borrower shall pay interest on the unpaid principal amount of the Loan owing to the Lender from the Closing Date, until such principal amount shall be paid in full, payable in arrears on the fifteenth day of each calendar month (each an "Interest Payment Date") at a rate per annum (the "Interest Rate") equal to

         (i) prior to the second anniversary of the Closing Date, 13.80% or, provided that the Lender shall have executed the Intercreditor Agreement pursuant to which the obligations of the Borrower owing to the Subordinate Lender under the Vornado Credit Agreement shall be subordinated to the Loan Obligations, 9.86%,

         (ii) on or after the second anniversary of the Closing Date but prior to the third anniversary of the Closing Date, (A) 7.25% or, provided that the Lender shall have executed the Intercreditor Agreement pursuant to which the obligations of the Borrower owing to the Subordinate Lender under the Vornado Credit Agreement shall be subordinated to the Loan Obligations, 3.25% plus (B) the One-Year Treasury Rate,

         (iii) on or after the third anniversary of the Closing Date but prior to March 29, 1999 (the "1999 LOAN EXTENSION CLOSING DATE"), 7.94%

         (iv) on or after the 1999 Loan Extension Closing Date until the 2000 Modification Effective Date (as hereinafter defined) (A) the greater of (x)12.0% per annum and (y) the 1999 Modification LIBOR-Based Rate (as defined in the

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         2000 Credit Agreement Modification) or, (B) provided that the Lender shall have executed the Intercreditor Agreement pursuant to which the obligations of the Borrower owing to the Subordinate Lender under the Vornado Credit Agreement shall be subordinated to the Loan Obligations, the 1999 Modification LIBOR-Based Rate; and

         (v) on or after the 2000 Modification Effective Date, until all amounts owing under this Credit Agreement are paid in full, the 2000 Modification LIBOR- Based Rate.

     Interest shall be calculated daily on the basis of the actual number of days elapsed over a 360 day year. The 1999 Modification LIBOR-Based Rate and the 2000 Modification LIBOR-Based Rate, respectively, shall remain in effect, subject to the provisions of the 1999 Credit Agreement Modification and 2000 Credit Agreement Modification, respectively, for the entire 1999 Modification Interest Period and the entire 2000 Modification Interest Period, respectively, for which they are, respectively, determined. As used herein, the term "2000 MODIFICATION EFFECTIVE DATE" shall mean the later of
     (1) March 15, 2000 and (2) April 14, 2000. As used herein, the term "1999 CREDIT AGREEMENT MODIFICATION" shall mean the Modification and Extension of Credit Agreement between Borrower and Lender dated March 29, 1999."

         b. As used in subparagraph 2.a. above and elsewhere in this Agreement, the following terms shall have the respective meanings given to them below:

                  i. "1999 MODIFICATION LIBOR-BASED RATE" shall mean at a rate equal to LIBOR (as hereinafter defined) plus 1.90 percent per annum, as determined by Lender prior to the commencement of each 1999 Modification Interest Period.

                  ii. "2000 MODIFICATION LIBOR-BASED RATE" shall mean at a rate equal to LIBOR plus 1.85 percent per annum, as determined by Lender prior to the commencement of each 2000 Modification Interest Period.

                  iii. "LIBOR" shall mean, with respect to each day during each 1999 Modification Interest Period or 2000 Modification Interest Period, as the case may be, the rate (rounded to the next higher 1/100 of 1%) for U.S. dollar deposits of one month maturity as reported on Telerate page 3750 as of 11:00 a.m., London time, on the second London business day before the relevant 1999 Modification Interest Period or 2000 Modification Interest Period, as the case may be, begins (or if not so reported, then as determined by Lender from another recognized source or interbank quotation). Notwithstanding the foregoing, if the undersigned hedges the 1999 Modification LIBOR- Based Rate or the 2000 Modification LIBOR-Based Rate, as the case may be, by entering into an interest rate swap agreement with Lender, LIBOR shall be rounded five decimal places in accordance with the 1991 ISDA Definitions published by the International Swaps and Derivatives Association, Inc.

                  iv. "1999 MODIFICATION INTEREST PERIOD" shall mean, initially, the period commencing on the 1999 Loan Extension Closing Date and ending on April 15, 1999, and, thereafter, each period commencing on the last day of the immediately preceding 1999

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Modification Interest Period and ending on the next Interest Payment Date (as defined in the restated Section 2.04 (a) of the Credit Agreement as contained above), provided, (i) any 1999 Modification Interest Period that would otherwise end on a day which is not a New York business day shall be extended to the next New York business day, unless such extension would carry such 1999 Modification Interest Period into the next month, in which event such 1999 Modification Interest Period shall end on the preceding New York business day; (ii) any 1999 Modification Interest Period that ends in a month for which there is no day which numerically corresponds to the Interest Payment Date shall end on the last New York business day of such month and (iii) any 1999 Modification Interest Period that would otherwise extend past the 2000 Modification Effective Date shall end on the day immediately preceding the 2000 Modification Effective Date.

                  v. "2000 MODIFICATION INTEREST PERIOD" shall mean, initially, the period commencing on the 2000 Modification Effective Date and ending on May 15, 2000, and, thereafter, each period commencing on the last day of the immediately preceding 2000 Modification Interest Period and ending on the next Interest Payment Date (as defined in the restated Section 2.04 (a) of the Credit Agreement as contained above), provided, (i) any 2000 Modification Interest Period that would otherwise end on a day which is not a New York business day shall be extended to the next New York business day, unless such extension would carry such 2000 Modification Interest Period into the next month, in which event such 2000 Modification Interest Period shall end on the preceding New York business day; (ii) any 2000 Modification Interest Period that ends in a month for which there is no day which numerically corresponds to the Interest Payment Date shall end on the last New York business day of such month and (iii) any 2000 Modification Interest Period that would otherwise extend past the Maturity Date shall end on the Maturity Date.

     3. PAYMENT OF ACCRUED INTEREST; BORROWER'S ESTOPPEL. Borrower is paying to Lender on the date hereof all accrued and unpaid interest to the date hereof (collectively, the "Accrued Interest") on the Note (as modified by this Agreement). Borrower hereby acknowledges and agrees that, after giving credit for such payment, there is now owing under the Note and the Loan the outstanding principal balance of TWENTY MILLION and 00/100 DOLLARS ($20,000,000.00). The aforesaid sum is owing by Borrower to Lender without claim, defense, offset or counterclaim of any kind or nature whatsoever.

     4.  PREPAYMENT.

         a. Section 2.03 of the Original Credit Agreement was amended and replaced as set forth in Paragraph 4 of the 1999 Credit Agreement Modification. Such revised Section 2.03 as set forth in the 1999 Credit Agreement Modification is hereby deleted in its entirety and replaced by the following new Section 2.03:

     "The Loan may be prepaid, in whole but not in part, on the last day of a 2000 Modification Interest Period, upon at least thirty (30) days' notice to the Lender, provided that (i) Borrower pays Lender in connection therewith the Indemnified Loss or Expense (as hereinafter defined), if any, (ii) any prepayment will not affect the Borrower's obligations under any swap agreements (as defined in 11 U.S.C. Section 101) with Lender or an affiliate of Lender, including without limitation, all obligations to continue making payments thereunder, which swap agreements shall remain in full force and effect notwithstanding such prepayment and (iii)

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Lender shall not be obligated to deliver any satisfaction of mortgage or other release of collateral for the Loan unless all requirements and procedures for early termination of any such swap agreements as set forth therein or in any related document shall be fully complied with by Borrower. Any prepayment shall include accrued and unpaid interest to the date of prepayment on the principal amount prepaid and all other sums due and payable hereunder and under all other Loan Documents. If Lender shall elect, in its sole discretion, to accept a partial prepayment, all payments received may be applied in such order as Lender in its sole discretion shall determine."

         b. Borrower shall indemnify Lender against Lender's loss or expense in employing deposits as a consequence of (i) the undersigned's failure to make any payment when due hereunder, or (ii) any prepayment of the Loan on a date other than the last day of a 2000 Modification Interest Period (collectively, the "Indemnified Loss or Expense"). The amount of such (i) Indemnified Loss or Expense shall be determined, in Lender's sole discretion, based upon the assumption that Lender funded 100% of that portion of the Loan to which the 2000 Modification LIBOR-Based Rate applies in the applicable London interbank market.

         c. In connection with the payment in full of the Loan, in lieu of delivery of satisfaction(s) of mortgages or releases of mortgage, Borrower may request that Lender deliver an assignment of mortgage with respect to one of the mortgaged premises (and releases of mortgages with respect to the other mortgaged premises) and Lender shall comply with such request provided that each of the following conditions shall be satisfied to the satisfaction of Lender:

                  i. all conditions for the delivery of satisfactions of mortgage as set forth in the Loan Documents shall be fully satisfied;

                  ii. all requirements and procedures for early termination of any swap agreements as set forth therein or in any related document are fully complied with by Borrower and all requirements for prepayment as set forth in Paragraph 4.a. above shall be fully satisfied;

                  iii. the assignment of mortgage shall expressly state that it is made without recourse, representation or warranty of any kind or nature; and

                  iv. the Section 275 Affidavit shall be executed and delivered by a principal of Borrower; and

                  v. Borrower shall pay all reasonable attorneys fees incurred by Lender in connection with the foregoing.

     5. CONDITIONAL CONSENT TO CONVEYANCE OF AIR PARCEL WITH RESPECT TO 59TH STREET PROPERTY.

         a. Subject to the prior satisfaction of each of the Transfer Conditions as hereinafter set forth, Lender hereby consents to:

                  (1) the sale, assignment, transfer and/or conveyance (collectively, "TRANSFER") of one or more air parcels with respect to the 59th

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                           Street Property of such dimensions as Borrower may
                           determine together with all or a portion of such Transferrable Development Rights (as defined in the Transferrable Development Rights Security Agreement) as Borrower may reasonably determine to be consistent with the size of such air parcel (such air parcel and Transferrable Development Rights, collectively, the "59TH STREET AIR PARCEL") by the 59th Street Owner to one or more affiliates (based upon either control or economic interest) of Borrower and from one or more of such affiliates to other affiliate(s) of Borrower as Borrower may determine (all of such grantees, transferees and assignees, collectively, the "59TH STREET TRANSFEREES" and, individually, a "59TH STREET TRANSFEREE"), up to a total of four separate Transfers, but, in each case, expressly subject to (i) the lien and terms of the 59th Street Mortgage as theretofore modified (including, without limitation, as modified by the Mortgage Modification and Extension Agreement dated the date hereof) and
                           (ii) the security interest granted to Lender (the "TRANSFERRABLE DEVELOPMENT RIGHTS LIEN") pursuant to that certain Pledge and Security Agreement For Transferrable Development Rights by and among 59th Street Owner, Borrower and Lender (the "TRANSFERRABLE DEVELOPMENT RIGHTS SECURITY AGREEMENT"); and

                           (2) in connection with a Transfer, seller financing by the 59th Street Owner to a 59th Street Transferee receiving a Transfer from such 59th Street Owner and/or by a 59th Street Transferee which is Transferring to another 59th Street Transferee (each, a "SELLER FINANCING MORTGAGOR"), which financing may be secured by one or more subordinate mortgages on the 59th Street Air Parcel and one or more security agreements granting subordinate security interests in the Transferrable Development Rights, provided that:
                           (i) each such mortgage and security agreement (collectively, a "SELLER FINANCING MORTGAGE") and each UCC-1 Financing Statement with respect thereto shall expressly state that it and the lien thereof are subject and subordinate to the 59th Street Mortgage and the Transferrable Development Rights Security Agreement as theretofore modified and as thereafter may be modified, extended or increased,
                           (ii) each mortgagee, secured party or pledgee under a Seller Financing Mortgage ("SELLER FINANCING MORTGAGEE") shall, simultaneously with the execution and delivery of such Seller Financing Mortgage, execute and deliver a subordination agreement in form and substance satisfactory to Lender which shall, among other things, confirm the subordination and other provisions of clause "(i)" above and contain the other provisions as set forth below ("59TH STREET SUBORDINATION AGREEMENT"), (iii) no Seller Financing Mortgage may be recorded without the prior written consent of Lender and (iv) the Banker's Agent (as defined in the Transferrable Development Rights Security Agreement)

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                           shall confirm to Lender in writing that Banker's
                           Agent continues to hold the Custodial Documents (as defined in the Transferrable Development Rights Security Agreement) as agent for Lender and reconfirms its obligations to Lender under the Transferrable Development Rights Security Agreement.

Each 59th Street Subordination Agreement shall also provide as follows:

         A. Until the earlier of the repayment in full of the Loan and the release and discharge of the 59th Street Mortgage, the Seller Financing Mortgagee shall not, without the prior written consent of Lender, which may be withheld in Lender's sole and absolute discretion, exercise (x) any of its rights or remedies under or with respect to the Seller Financing Mortgage or any related loan documents (collectively, the "59th Street Seller Financing Loan Documents") against the Seller Financing Mortgagor, any portion of the 59th Street Air Parcel and/or any other assets of the Seller Financing Mortgagor, including, without limitation, the commencement of any judicial or non-judicial action or proceeding (i) to collect the rents with respect to the 59th Street Air Parcel, (ii) to have a receiver appointed to collect such rents or otherwise to enforce any lease with respect to the 59th Street Air Parcel, (iii) to foreclose the Seller Financing Mortgage or (iv) to enforce Seller Financing Mortgagor's obligations under any other 59th Street Seller Financing Loan Documents;

         B. Seller Financing Mortgagee will not, without the prior written consent of Lender, file or join in the filing of an involuntary bankruptcy petition against any Seller Financing Mortgagor or vote in favor of any plan of reorganization of Seller Financing Mortgagor; and

         C. Notwithstanding any provision of the Seller Financing Mortgage or other 59th Street Seller Financing Loan Document(s) to the contrary, any insurance proceeds or condemnation proceeds shall be paid or delivered to Lender in accordance with the Loan Documents and shall be applied, in accordance with the Loan Documents and to the extent provided therein, to the restoration of the improvements upon the 59th Street Air Parcel or to payment of the Loan (or as Lender may otherwise agree with Borrower or Seller Financing Mortgagor) and Seller Financing Mortgagee shall in all events cooperate fully with Lender in the collection and application of insurance proceeds and condemnation proceeds; and

         D. Until the earlier of the repayment in full of the Loan and the release and discharge of the 59th Street Mortgage, any action brought by the Seller Financing Mortgagee to foreclose or otherwise enforce the Seller Financing Mortgage (which action shall not be brought without the prior written consent of Lender as provided above) shall not name as a defendant in said action any tenant of the 59th Street Property (including, without limitation, the 59th Street Air Parcel) and Seller Financing Mortgagee shall not otherwise take any action to terminate any leases covering any portion of the 59th Street Property (including, without

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

         limitation, the 59th Street Air Parcel), in each case without the prior written consent of Lender.

         b. The foregoing consent as set forth in subparagraph 5.a. above shall not be deemed given and shall be of no force or effect unless and until each of the following conditions (collectively, the "Transfer Conditions") shall first have been satisfied to the satisfaction of Lender or waived in writing by
Lender:

                  (1) Immediately upon the consummation of such Transfer the Bank shall receive notice thereof together with copies of all deeds and other documents evidencing or effectuating a Transfer (collectively, the "TRANSFER DOCUMENTS", and, individually, a "TRANSFER DOCUMENT"), together with copies of all documents pertaining thereto, including, without limitation, the contract of sale covering such transaction and all amendments to the foregoing;

                  (2) simultaneously with the delivery of any deed or other Transfer Document, each of the 59th Street Transferees shall execute and deliver to Lender (A) an agreement in form and substance satisfactory to Lender whereby (i) they shall acknowledge that the conveyance set forth in such deed and the Transfer set forth in any other Transfer Document are all subject to the lien and terms of the 59th Street Mortgage, the Transferrable Development Rights Lien, the Transferrable Development Rights Security Agreement and the terms of the other Loan Documents and (ii) they shall assume all of the obligations of 59th Street Owner under the 59th Street Mortgage and under the Transferrable Development Rights Security Agreement, (B) a guaranty of the Loan substantially in the form annexed hereto as Exhibit A (a "59TH STREET TRANSFEREE GUARANTY"), (C) the Transferee Interests Security Agreement (as hereinafter defined) as required below, (D) UCC-1 Financing Statements in favor of Lender as Secured Party covering the Transferrable Development Rights transferred to such 59th Street Transferree and (E) Undated Endorsements in Blank (as defined in the Transferrable Development Rights Security Agreement);

                  (3) simultaneously with the delivery of any deed or other Transfer Document, all of the legal and beneficial ownership interests (collectively, "TRANSFEREE EQUITY INTERESTS") in each 59th Street Transferee shall be pledged ("TRANSFEREE INTERESTS PLEDGE") to Lender pursuant to a Pledge and Security Agreement substantially in the form annexed hereto as Exhibit B ("TRANSFEREE INTERESTS SECURITY AGREEMENT") so that Lender receives a first priority and perfected security interest and pledge of one hundred percent (100.0%) of the Transferee Equity Interests and Lender shall receive such UCC-1 Financing Statements and possession of all

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

                           original stock certificates and other original documentation as counsel to Lender may reasonably determine is necessary or advisable so as to perfect Lender's security interest in the Transferee Equity Interests and maintain Lender's lien in the Transferable Equity Interests as a first priority perfected security interest; and

                  (4) the legal fees incurred by the Lender with respect to the Transfer, the delivery of any and all Seller Financing Mortgages and all related transactions shall be paid.

         c. Provided that no Event of Default shall then exist, upon execution and delivery of a 59th Street Transferee Guaranty by a 59th Street Transferee and satisfaction in full of all of the Transfer Conditions as pertaining to the Transfer to such 59th Street Transferee, Lender shall (i) return the 59th Street Transferee Guaranty and any Undated Endorsements in Blank executed and delivered by the transferor to such 59th Street Transferee ("59TH STREET TRANSFEROR") , whereupon such Guaranty and Undated Endorsements in Blank shall be deemed terminated, and release Lender's security interests under the Transferee Interests Security Agreement with respect to interests in the 59th Street Transferor, by delivery of appropriate UCC-3 Termination Statements.

         d. In the event that not more than ten percent (10.0%) of the Transferee Equity Interests with respect to a 59th Street Transferee shall be held by individuals, the applicable Transferee Interests Security Agreement shall state that such individuals shall have no personal liability under such Agreement, provided that such agreement shall be executed by all other holders of Transferee Equity Interests in such 59th Street Transferee (collectively, "NON-INDIVIDUAL HOLDERS") and such other holders shall (i) guarantee in such agreement, in a manner satisfactory to Lender, all of the representations and obligations of such individuals executing such agreement, (ii) be responsible for all costs and expenses of Lender in enforcing its rights and remedies under the applicable Transferee Interests Security Agreement and (iii) confirm that there is no restriction on the liability of the Non-Individual Holders under the Transferee Interests Security Agreement and no non- recourse or exculpation provisions shall be applicable to the Non-Individual Holders.

         e. Borrower shall not permit any Transfer to take place except upon satisfaction, to the reasonable satisfaction of Lender, of each of the Transfer Conditions.

     6. LOAN FEE FOR EXTENSION AND MODIFICATION OF LOAN. Simultaneously with the execution and delivery of this Agreement, Borrower shall pay to the Lender, in consideration for Lender agreeing to extend and modify the Loan in accordance with the terms of this Agreement, a fee equal to $60,000.00.

     7.  RELEASE OF PART OF MORTGAGED PREMISES.

         a. Paramus Release. Subparagraph 9(a) of the 1999 Credit Agreement Modification is hereby deleted in its entirety and shall be of no further forth or effect and Lender shall have no obligation to deliver a release of the Paramus Property except as expressly set forth in this Paragraph 7 and subject to the terms and conditions set forth in this Paragraph 7. Lender shall release (the "PARAMUS RELEASE") the Paramus Property (as so identified in item 9 of Schedule IX of the Original Credit Agreement) from the lien of its mortgage on such premises, provided that each of the following conditions are complied with: (i) Borrower shall request such release in writing ("Paramus Release Request") not less than ten business days prior to the date for delivery of the release, (ii) there shall be no outstanding Events of Default at any time during the period from the date of the Paramus Release Request through actual delivery of the Paramus Release, (iii) Borrower shall, in connection with the delivery of the Paramus Release, make a payment in reduction of the principal balance of the Loan in the amount of $10,000,000.00 (the "Paramus Release Price") together with all interest accrued and unpaid on the entire amount of the Loan through the date of payment of such Paramus Release Price and (iv) in connection with the Paramus Release, Borrower shall pay Lender all reasonable attorneys fees incurred by Lender in connection with the Paramus Release. The Paramus Release Price and such accrued and unpaid interest shall be paid in immediately available lawful money of the United States of America.

         b. Lender shall have no obligation to deliver a release of the 59TH Street Property except as expressly set forth in this Paragraph 7 and subject to the terms and conditions set forth in this Paragraph 7. Lender shall release (the "59TH STREET RELEASE") the 59th Street Property (as so identified in item 3 of Schedule IX of the Original Credit Agreement) from the lien of its mortgage on such premises, provided that each of the following conditions are complied with: (i) Borrower shall request such release in writing ("59th Street Release Request") not less than ten business days prior to the date for delivery of the release, (ii) there shall be no outstanding Events of Default at any time during the period from the date of the 59th Street Release Request through actual delivery of the 59th Street Release, (iii) Borrower shall, in connection with the delivery of the 59th Street Release, make a payment in reduction of the principal balance of the Loan in the amount of $10,000,000.00 (the "59th Street Release Price") together with all interest accrued and unpaid on the entire amount of the Loan through the date of payment of such 59th Street Release Price and (iv) in connection with the 59th Street Release, Borrower shall pay Lender all reasonable attorneys fees incurred by Lender in connection with the 59th Street Release. The 59th Street Release Price and such accrued and unpaid interest shall be paid in immediately available lawful money of the United States of America.

     8. REAFFIRMATION OF GUARANTY. By signing below under the words "CONFIRMED AND AGREED TO", each of the Guarantors:

         a. agrees that the term "Loan Documents" as used in the Guaranty shall henceforth mean (i) all of the "Loan Documents", as defined in the Original Credit Agreement (as such documents may have heretofore been modified),
(ii) the Note (as heretofore modified and as modified by the Note Modification and Extension Agreement of even date herewith) (iii) the Mortgages (as heretofore modified and as modified by the Mortgage Modification and Extension Agreement of even date herewith), (iv) the Assignments of Lease and Rents (as modified by amendment of even date herewith), (v) the Credit Agreement as modified by this Agreement, (vi) the Transferrable Development Rights Security Agreement (as hereinafter defined), (vii) all other agreements modifying, extending or reaffirming the Loan Documents, including, without limitation, those documents being executed in connection with the execution and delivery of this Agreement and (viii) all other documents and agreements executed or delivered in connection with any of the foregoing documents and pertaining to the Loan or collateral therefor (all of the foregoing, collectively referred to herein as the "LOAN DOCUMENTS");

         b. acknowledges the continuing validity of the Guaranty to Lender and represents, warrants and confirms the non-existence of any offsets, defenses or counterclaims to any of its obligations thereunder, and waives any right to assert any set-off, counterclaim or cross claim of any nature whatsoever in any litigation relating to the Loan or any of the Loan Documents, the Guaranty or otherwise with respect to the Loan;

         c. acknowledges that its execution of this Agreement constitutes a reaffirmation of its liability under the Guaranty for the performance of (x) all of Borrower's obligations to Lender under the Loan Documents, (y) all of the obligations of Borrower and the other mortgagors under the Mortgages and (z) and any and all obligations of Borrower of any kind and description, whether now existing or hereafter arising, under or in connection with swap agreements (as defined in 11 U.S.C. Section 101) between Borrower and Lender (or an affiliate of Lender);

         d. represents to Lender that all corporate action necessary to authorize the execution and delivery of this Agreement by such Guarantor has been duly and properly taken;

         e. represents to Lender that such Guarantor is in good standing under the laws of the state of its incorporation;

         f. irrevocably and unconditionally waives any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Agreement, the Guaranty or any other Loan Document; and

         g. represents and warrants to Lender that such Guarantor owns the fee estate with respect to the respective premises set forth opposite the name of such Guarantor on Schedule B annexed hereto (as such premises are so identified on Schedule IX of the Original Credit Agreement) and hereby assumes all of the obligations of the mortgagor(s) under the Mortgage covering such premises (if such Guarantor did not originally execute such Mortgage as mortgagor).

     9.  REAFFIRMATION OF PLEDGE AGREEMENT.

         a. Borrower and Alex-Lex hereby represent and warrant to Lender as follows:

                  i. Borrower owns a 1.0% interest (843.50 Units) as a limited partner in 59th Street Owner (the "ALEX LIMITED PARTNER INTEREST").

                  ii. Alex-Lex owns a 49.0% interest (41,331.50 Units) as a general partner in 59th Street Owner (the "ALEX-LEX GENERAL PARTNER INTEREST") and a 50.0% interest (42,175 Units) as a limited partner in 59th Street Owner (the "ALEX-LEX LIMITED PARTNER INTEREST").

                  iii. The Alex Limited Partner Interest, the Alex-Lex General Partner Interest and the Alex-Lex Limited Partner Interest constitute in the aggregate one hundred percent (100%) of the partnership and equity interests in 59th Street Owner, including, without limitation, all of the interest of the general partners and limited partners in 59th Street Owner.

                  iv. Borrower continues to own all of the issued and outstanding capital stock of the Guarantors and Lender has a first priority and perfected security interest therein.

         b.       Borrower and Alex-Lex further agree as follows:

                  i. agree that the term "Loan Documents" as used in the Pledge Agreement shall henceforth mean the "Loan Documents" as such term is defined in this Agreement.

                  ii. acknowledges the continuing validity of the Pledge Agreement and represent, warrant and confirm the non-existence of any offsets, defenses or counterclaims to any of its obligations thereunder, and waives any right to assert any set-off, counterclaim or cross claim of any nature whatsoever in any litigation relating to the Loan or any of the Loan Documents, the Pledge Agreement or otherwise with respect to the Loan;

                  iii. acknowledge that their execution of this Agreement constitutes a reaffirmation of their obligations under the Pledge Agreement and that the pledge and security interest granted by Borrower (including, without limitation, the "Shares", as defined in the Pledge Agreement, and the Alex Limited Partner Interest) and by Alex-Lex (including, without limitation, the Alex-Lex General Partner Interest and the Alex-Lex Limited Partner Interest) shall secure, without limitation, the performance of (x) all of Borrower's obligations to Lender under the Loan Documents, (y) all of the obligations of Borrower and the other mortgagors under the Mortgages and (z) and any and all obligations of Borrower of any kind and description, whether now existing or hereafter arising, under or in connection with swap agreements (as defined in 11 U.S.C. Section 101) between Borrower and Lender (or an affiliate of Lender).

         c. Alex-Lex represents to Lender (i) that all corporate action necessary to authorize the execution and delivery of this Agreement by Alex-Lex has been duly and properly taken and Alex-Lex is in good standing under the laws of the state of its incorporation; and

         d. Borrower and Alex-Lex irrevocably and unconditionally waive any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Agreement, the Pledge Agreement or any other Loan Document.

     10. PAYMENT OF ACCRUED INTEREST AND CLOSING EXPENSES.

         a. Simultaneously with the execution and delivery of this Agreement, Borrower shall pay, in addition to the Accrued Interest, all of the costs, fees and expenses incurred by the Lender in connection with this Agreement and the transactions described herein or contemplated hereby, including, without limitation, (a) all fees and charges incurred or to be incurred in connection with the recording and/or filing of the documents executed in connection with the execution of this Agreement and the loan modification and extension which is the subject of this Agreement and all fees for the examination of title and updated title searches,

Uniform Commercial Code searches, related charges and all other charges of TitleServ Agency of New York City, Inc. (collectively, "TITLE EXPENSES") and (b) the fees and disbursements of Lender's counsel, Herrick, Feinstein LLP, incurred in connection with this transaction ("LENDER'S LEGAL FEES").

         b. Notwithstanding anything to the contrary, expressed or implied, contained in this Agreement or any prior or contemporaneous correspondence or other communications between Borrower and Lender, at the option of Lender the extension of the loan contained in this Agreement shall not be or become effective until Borrower has paid the Accrued Interest, the Title Expenses and the Lender's Legal Fees.

     11. REAFFIRMATION OF REPRESENTATIONS. Except with respect to Sections 4.01(g) and 4.01(h) of the Original Credit Agreement, Borrower hereby reaffirms and makes again to Lender, as of the date hereof, all of the representations and warranties contained in the Credit Agreement and hereby further represents and warrants to Lender as follows:

         a. Borrower is a corporation duly organized and validly existing under the laws of the State of Delaware and has full power and authority to execute, deliver and perform its obligations under this Agreement and any other documents and instruments executed by Borrower in connection with this Agreement;

         b. All corporate action necessary to authorize the execution, delivery and performance of this Agreement, and any other documents and instruments executed by Borrower and each Guarantor in connection with this Agreement, have been duly and properly taken; and

         c. Borrower is in good standing under the laws of the State of Delaware.

     12. BORROWER'S RELEASE OF LENDER. Borrower hereby release all claims, demands, and causes of action of any kind or nature against the Lender which Borrower now has or may have by reason of any matter, cause or thing relating to or arising out of the Loan or the Loan Documents, to the date of this Agreement.

     13. FORDHAM ROAD. Lender consents to the conveyance of the Fordham Road Property (as so identified in item 1 of Schedule IX of the Original Credit Agreement) to the holder of the First Mortgage on such property or its designee (and to any consensual foreclosure of such mortgage) and in connection with such conveyance Lender shall release its mortgage lien on the Fordham Road Property. The parties hereto hereby further consent and agree that to the extent that a default or an event of default under the Greyrock Loan (as hereinafter defined) constitutes an Event of Default under the Credit Agreement or any other Loan Document, such default or event of default shall henceforth no longer constitute an Event of Default under the Credit Agreement or under any other Loan Document; provided that the foregoing shall not be construed so as to eliminate any other Event of Default or to affect the interpretation of any other default provision contained in the Credit Agreement or any other Loan Document. As used herein, the term "Greyrock Loan" shall mean the first mortgage loan on the Fordham Property in the original principal amount of $25,000,000.00 made by Greyrock Capital Group, Inc. (now known as Bac of America Commercial Finance Corporation).

     14. MISCELLANEOUS.

         a. Terms not otherwise defined in this Agreement shall be deemed to have the meanings ascribed to them in the Credit Agreement.

         b. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument and agreement.

         c. Except as herein amended, the terms and provisions of the Credit Agreement shall, in all other respects, remain unmodified, are hereby ratified and reaffirmed, and shall remain in full force and effect.

         d. This Agreement shall be binding upon and shall inure to the benefit of Borrower, Lender and their respective successors and assigns. This Agreement shall be governed by the law of the State of New York. This Agreement may not be modified orally, but only by a writing executed by Borrower and Lender.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                              FIRST UNION NATIONAL BANK

                              By: /s/   WILLIAM H. BIRMINGHAM
                                  ------------------------------------------
                                  Name: William H. Birmingham
                                  Its:  V.P.


                              ALEXANDER'S, INC.

                              By: /s/   IRWIN GOLDBERG
                                  ------------------------------------------
                                  Name: Irwin Goldberg
                                  Its:  Secretary


CONFIRMED AND AGREED TO:

ALEXANDER'S OF FORDHAM ROAD, INC.

By: /s/   IRWIN GOLDBERG
    ------------------------------------------
    Name: Irwin Goldberg
    Its:  Secretary


ALEXANDER'S OF REGO PARK II, INC.

By: /s/   IRWIN GOLDBERG
    ------------------------------------------
    Name: Irwin Goldberg
    Its:  Secretary

ALEXANDER'S OF REGO PARK III, INC.

By: /s/   IRWIN GOLDBERG
    ------------------------------------------
    Name: Irwin Goldberg
    Its:  Secretary


ALEXANDER'S OF THIRD AVENUE, INC.

By: /s/   IRWIN GOLDBERG
    ------------------------------------------
    Name: Irwin Goldberg
    Its:  Secretary


ALEXANDER'S OF FLUSHING, INC.

By: /s/   IRWIN GOLDBERG
    ------------------------------------------
    Name: Irwin Goldberg
    Its:  Secretary


ALEXANDER'S DEPARTMENT STORES
     OF NEW JERSEY, INC.

By: /s/   IRWIN GOLDBERG
    ------------------------------------------
    Name: Irwin Goldberg
    Its:  Secretary


ALEXANDER'S DEPARTMENT STORES OF
     LEXINGTON AVENUE, INC.

By: /s/   IRWIN GOLDBERG
    ------------------------------------------
    Name: Irwin Goldberg
    Its:  Secretary

SEVEN THIRTY ONE LIMITED PARTNERSHIP
By:   Alexander's Department Stores of Lexington
      Avenue, Inc., General Partner

By: /s/   IRWIN GOLDBERG
    ------------------------------------------
    Name: Irwin Goldberg
    Its:  Secretary

STATE OF          )
                  )  ss.:
COUNTY OF         )

         On the ______ day of _____________ in the year 2000, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                 -----------------------------------------------
                                                Notary Public

STATE OF          )
                  )  ss.:
COUNTY OF         )

         On the ______ day of _____________ in the year 2000, before me, the undersigned, a Notary Public in and for said State, personally appeared ___________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                 -----------------------------------------------
                                                Notary Public

STATE OF          )
                  )  ss.:
COUNTY OF         )

         On the ______ day of _____________ in the year 2000, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                Notary Public

STATE OF          )
                  )  ss.:
COUNTY OF         )

         On the ______ day of _____________ in the year 2000, before me, the undersigned, a Notary Public in and for said State, personally appeared ___________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                Notary Public

STATE OF          )
                  )  ss.:
COUNTY OF         )

         On the ______ day of _____________ in the year 2000, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                Notary Public

STATE OF          )
                  )  ss.:
COUNTY OF         )

         On the ______ day of _____________ in the year 2000, before me, the undersigned, a Notary Public in and for said State, personally appeared ___________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                Notary Public

STATE OF          )
                  )  ss.:
COUNTY OF         )

         On the ______ day of _____________ in the year 2000, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                Notary Public

STATE OF          )
                  )  ss.:
COUNTY OF         )

         On the ______ day of _____________ in the year 2000, before me, the undersigned, a Notary Public in and for said State, personally appeared ___________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                Notary Public

STATE OF          )
                  )  ss.:
COUNTY OF         )

         On the ______ day of _____________ in the year 2000, before me, the undersigned, a Notary Public in and for said State, personally appeared ___________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                Notary Public

                                   SCHEDULE A

                        ASSIGNMENTS OF LEASES AND RENTS

1. Assignment of leases and rents made by ALEXANDER'S OF FORDHAM ROAD, INC., as assignor, dated as of March 15, 1995 in favor of FIRST FIDELITY BANK, NATIONAL ASSOCIATION, as assignee, recorded March 22, 1995 in Reel 1310, Page 114 in the New York City Register's Office, Bronx County, as modified by the Modification of Assignment of Leases and Rents, dated June 18, 1998, recorded on September 16, 1998, at Reel 1576, Page 2088 in the New York City Register's Office, Bronx County, as amended by Modification of Assignment of Leases and Rents dated as of March 29, 1999 .

2. Assignment of leases and rents made by ALEXANDER'S, INC., as assignor, dated as of March 15, 1995 in favor of FIRST FIDELITY BANK, NATIONAL ASSOCIATION, as assignee, recorded March 22, 1995 in Reel 1310, Page 48 in the New York City Register's Office, Bronx County, as modified by the Modification of Assignment of Leases and Rents, dated June 18, 1998, recorded on September 16, 1998, at Reel 1576, Page 2079 in the New York City Register's Office, Bronx County, as amended by Modification of Assignment of Leases and Rents dated as of March 29, 1999.

3. Assignment of leases and rents made by SEVEN THIRTY ONE LIMITED PARTNERSHIP, as assignor, and ALEXANDER'S DEPARTMENT STORES OF LEXINGTON AVENUE, INC., as general partner, dated as of March 15, 1995 in favor of FIRST FIDELITY BANK, NATIONAL ASSOCIATION, as assignee, recorded March 20, 1995 in Reel 2192, Page 1334 in the New York City Register's Office, New York County, as modified by the Modification of Assignment of Leases and Rents, dated June 18, 1998, recorded on September 10, 1998, in Reel 2703, Page 1753 in the New York City Register's Office, New York County, as amended by Modification of Assignment of Leases and Rents dated as of March 29, 1999.

4. Assignment of leases and rents made by ALEXANDER'S, INC., as assignor, dated as of March 15, 1995 in favor of FIRST FIDELITY BANK, NATIONAL ASSOCIATION, as assignee, recorded March 17, 1995 in Reel 4088, Page 705 in the New York City Register's Office, Queens County, as modified by the Modification of Assignment of Leases and Rents, dated June 18, 1998, recorded on July 21, 1998, at Reel 4920, Page 1699 in the New York City Register's Office, Queens County and also recorded on July 21, 1998 at page 1690 and 1708 in Queens County, as amended by Modification of Assignment of Leases and Rents dated as of March 29, 1999.

5. Assignment of leases and rents made by ALEXANDER'S DEPARTMENT STORES OF NEW JERSEY, INC., as assignor, dated as of March 15, 1995 in favor of FIRST FIDELITY BANK, NATIONAL ASSOCIATION, as assignee, recorded March 17, 1995 in Mortgage Book 8953 Page 849 in the Office of the County Clerk, Bergen County, as amended by Modification of Assignment of Leases and Rents dated as of March 29, 1999.

                                   SCHEDULE B

                   PROPERTIES OWNED BY RESPECTIVE GUARANTORS

         NAME OF GUARANTOR                          PROPERTY OWNED
         -----------------                          --------------
Alexander's of Rego Park II, Inc.        Rego Park II Property

Alexander's of Rego Park III, Inc.       Rego Park III  Property

Alexander's of Third Avenue, Inc.        Third Avenue Property

Alexander's of Fordham Road, Inc.        Fordham Road Property

Alexander's of Flushing, Inc.            ground lease position with respect to
                                         136-20 through 136-30 Roosevelt Avenue,
                                         Flushing, New York (Block 5019, Lot 5)

Alexander's Department Stores of New     Paramus Property
       Jersey, Inc.

Alexander's Department Stores of                     N/A
       Lexington Avenue, Inc.

Seven Thirty One Limited Partnership     59th Street Property

                                   EXHIBIT A

                    FORM OF 59TH STREET TRANSFEREE GUARANTY

                                   EXHIBIT B

                FORM OF TRANSFEREE INTERESTS SECURITY AGREEMENT